UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

February 18, 2025

Date of Report (Date of earliest event reported)

CABALETTA BIO, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-39103	82-1685768
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2929 Arch Street, Suite 600, Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

(267) 759-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	CABA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Cabaletta Bio, Inc. (the “Company” or “Cabaletta”) filed a Current Report on Form 8-K on February 18, 2025 in connection with a press release announcing new and updated clinical data from the first 10 patients dosed with resecabtagene autoleucel (rese-cel, formerly referred to as CABA-201) across the RESET clinical development program (the “Original 8-K”). This Amendment No. 1 (“Amendment No. 1”) to the Original 8-K is being filed to clarify that as of the data cut-off date of January 8, 2025, in the RESET-Myositis trial, the first adult dermatomyositis patient was off all immunosuppressants and tapering steroids, to revise other similar statements, and to note that a revised copy of the corporate presentation has been posted to the Company’s website and a copy of the revised press release has been furnished herewith to reflect the same, and no changes to the other information filed with the Original Form 8-K have been made.

Item 7.01	Regulation FD Disclosure

On February 18, 2025, the Company filed Amendment No. 1. A revised copy of the corporate presentation has been posted to the Company’s website and a copy of the revised press release is attached hereto as Exhibit 99.1, and no changes to the other information filed with the Original Form 8-K have been made.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On February 18, 2025, the Company issued a revised press release to clarify that as of the data cut-off date of January 8, 2025, in the RESET-Myositis trial, the first adult dermatomyositis patient was off all immunosuppressants and tapering steroids.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by the registrant on February 18, 2025, furnished herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CABALETTA BIO, INC.

Date: February 18, 2025	By:	/s/ Steven Nichtberger
Steven Nichtberger, M.D.
President and Chief Executive Officer